Exhibit 99.1

ZiLOG Announces Fourth Quarter 2003 Financial Results

    SAN JOSE, Calif.--(BUSINESS WIRE)--Feb. 5, 2004--ZiLOG, Inc. (OTCBB:ZILG) the creator of the Z80 microprocessor and a leading innovator of integrated 8-bit microcontroller solutions, today reported results for the period ended December 31, 2003. Net sales for the fourth quarter of 2003 were $26.7 million, an increase of 2.7% sequentially from net sales of $26.0 million in the immediately preceding quarter and down from net sales of $29.5 million in the fourth quarter of 2002. Gross margin for the quarter ended December 31, 2003 was 50%, compared with 49% in the third quarter of 2003 and 46% in the fourth quarter of 2002.
    "We continue to improve our operating results and we are particularly pleased to report a sequential improvement in our gross margin from 48.8% in the third quarter to 50.4% in the fourth quarter of 2003. Our base business, which excludes foundry services, continued to improve with sequential increases of 7% in bookings and 10% in sales. The fourth quarter sales reflects a 21% increase in our core 8-bit micrologic business as compared to the prior quarter" said Jim Thorburn, ZiLOG's Chief Executive Officer. "Our financial operating results continue to improve and we are happy to announce that our pro forma operating income increased sequentially by 28% from $1.4 million in the third quarter to $1.8 million in the fourth quarter of 2003. Again we generated positive cash flow reflected by our Adjusted EBITDA for the quarter of $3.2 million, our tenth consecutive quarter of positive Adjusted EBITDA. Our focus continues to be to gain market traction from our new product releases," Thorburn stated (See reconciliations of pro forma operating and net income and Adjusted EBITDA to GAAP measures below).
    Net income was $1.0 million in the fourth quarter of 2003 or 3 cents per share, including an income tax benefit of $1.6 million, compared with a net loss of $2.0 million or 7 cents per share in the prior quarter and net loss of $2.8 million or 10 cents per share for the fourth quarter of 2002. Pro forma net income for the fourth quarter of 2003 was $3.7 million, compared to pro forma net income of $1.4 million and $2.2 million in the third quarter of 2003 and fourth quarter of 2002, respectively. Results of operations for all periods ending subsequent to May 13, 2002 include significant non-cash charges associated with the amortization of fresh-start intangible assets recorded as part of the Company's May, 2002 recapitalization.
    Net sales for the year ended December 31, 2003 were $103.6 million compared to $139.6 million in the same period last year. Gross margin for year ended December 31, 2003 was 47%, compared with 42% in 2002 and net loss for the year ended December 31, 2003 was $5.9 million or 21 cents per share compared to net income of $249.9 million in 2002, which included significant gains associated with the Company's 2002 recapitalization.
    Summarized below are reconciliations of pro forma information to the most comparable GAAP measures (in millions). The Company uses pro forma reporting to evaluate its operating performance and believes this presentation provides its investors with better comparability and additional insights into its underlying operating results.



                                                Three Months Ended
                                            --------------------------
                                            Dec. 31, Sep. 30, Dec. 31,
                                              2003     2003     2002
                                            -------- -------- --------
Reconciliation of Proforma Operating and
 Net Income to GAAP Results
Proforma operating income                      $1.8     $1.4     $3.0
  Special charges and reorganization
   items(2)                                    (0.6)    (1.3)    (1.7)
  Amortization of intangible assets            (1.7)    (1.7)    (2.9)
  Non-cash stock-based compensation            (0.4)    (0.4)    (0.4)
                                            -------- -------- --------
    Total proforma adjustments                 (2.7)    (3.4)    (5.0)
                                            -------- -------- --------
Operating loss                                ($0.9)   ($2.0)   ($2.0)
                                            ======== ======== ========

Proforma net income                            $3.7     $1.4     $2.2
Proforma adjustments:
  Special charges and reorganization
   items(2)                                    (0.6)    (1.3)    (1.7)
  Amortization of intangible assets            (1.7)    (1.7)    (2.9)
  Non-cash stock-based compensation            (0.4)    (0.4)    (0.4)
                                            -------- -------- --------
    Total proforma adjustments                 (2.7)    (3.4)    (5.0)
                                            -------- -------- --------
Net income (loss)                              $1.0    ($2.0)   ($2.8)
                                            ======== ======== ========


Reconciliation of Cash Flow From Operating
 Activities to EBITDA

                                            Dec. 31, Sep 30,  Dec. 31,
                                              2003     2003     2002
                                            -------- -------- --------
Cash provided (used) by operating
 activities                                    $0.4     $1.1     $5.9
  Interest paid                                 0.1      0.1      0.6
  Income taxes paid                             0.1      0.8      0.1
  Special charges and reorganization items      0.6      1.3      1.8
  Changes in operating assets and
   liabilities                                  2.0     (0.5)    (3.9)
                                            -------- -------- --------
    Adjusted EBITDA (1)                        $3.2     $2.8     $4.5
                                            ======== ======== ========

(1) EBITDA calculated as Earnings Before Interest, Taxes, Depreciation and Amortization and non-cash stock-based compensation and non-cash special charges.

    Adjusted EBITDA represents a ZiLOG- specific metric which is calculated as EBITDA, plus cash-settled special charges, and in-process research and development. Adjusted EBITDA is presented as it is a defined measure for determining employee incentive compensation and potentially for acceleration of certain stock option vesting. The Company believes that presentation of Adjusted EBITDA provides its investors with better comparability and additional insights into its underlying operating results and cash flows.

(2) Special charges and reorganization items include severance and termination benefits, facility closure costs, asset and investment write-offs, MOD III closure and sustaining costs, professional fees associated with the Company's May 2002 capital reorganization and associated costs including professional fees for the July 2003 S-1 registration statement filed with the SEC.


    About ZiLOG, Inc.

    ZiLOG, Inc. (OTCBB:ZILG) is a global supplier of 8-bit micrologic devices. We design, manufacture and market a broad portfolio of these devices for embedded control and communication applications used in our target markets: consumer electronics, home appliances, security systems, point of sales terminals, personal computer peripherals, as well as industrial and automotive applications. We are headquartered in San Jose, California, and employ approximately 670 people worldwide with sales offices throughout Asia, Europe and North America. For more information about ZiLOG and our products, including the eZ80Acclaim!, Z8 Encore!(R) and the CRIMZON microcontroller families, visit the Company's website at: http://www.ZiLOG.com.

    ZiLOG, Z8, Z80, EZ80 and Z8 ENCORE! are registered trademarks of ZiLOG, Inc. in the United States and in other countries. EZ80ACCLAIM! and CRIMZON are trademarks of ZiLOG, Inc. in the United States and in other countries. Other product and or service names mentioned herein may be trademarks of the companies with which they are associated.

    This release contains forward-looking statements (including without limitation those contained in the quotations from management) relating to expectations, plans or prospects for ZiLOG, Inc. that are based upon the current expectations and beliefs of ZiLOG's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Notwithstanding changes that may occur with respect to matters relating to the forward-looking statements, ZiLOG does not expect to, and disclaims any obligation to, update such statements until release of its next quarterly earnings announcement. ZiLOG, however, reserves the right to update such statements or any portion thereof at any time for any reason.
    For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2003, and any subsequently filed reports. All documents also are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at http://www.sec.gov or from the Company's website at http://www.ZiLOG.com.


                             ZILOG, INC.
            SELECTED QUARTERLY FINANCIAL DATA (Unaudited)
               (Amounts in millions except percentages,
              selected key metrics and per share amounts)


                                      Three Months Ended
                        ----------------------------------------------
                        12/31/03  9/30/03  6/30/03  3/31/03  12/31/02
                        --------- -------- -------- -------- ---------

Proforma Condensed Statement of Operations

(includes supplemental Non-GAAP information)

Net sales                  $26.7    $26.0    $25.7    $25.2     $29.5
Cost of sales               13.2     13.3     13.7     14.9      15.8
                        --------- -------- -------- -------- ---------
Gross margin                13.5     12.7     12.0     10.3      13.7
Gross margin %                50%      49%      47%      41%       46%

Operating expenses:
  Research and
   development               4.9      4.5      4.7      3.9       3.8
  Selling, general and
   administrative            6.8      6.8      6.7      5.8       6.9
                        --------- -------- -------- -------- ---------
  Total operating
   expenses                 11.7     11.3     11.4      9.7      10.7
                        --------- -------- -------- -------- ---------
Proforma operating
 income                     $1.8     $1.4     $0.6     $0.6      $3.0

Other income (expense)       0.3        -      0.1        -         -
Provision (benefit) for
 income taxes               (1.6)       -      0.1      0.1       0.8
                        --------- -------- -------- -------- ---------
Proforma net income         $3.7     $1.4     $0.6     $0.5      $2.2
                        ========= ======== ======== ======== =========


Reconciliations of Proforma Information to GAAP Results

Proforma operating
 income                     $1.8     $1.4     $0.6     $0.6      $3.0
  Special charges and
   reorganization items      0.6      1.3      0.5      1.3       1.7
  Amortization of
   intangible assets         1.7      1.7      1.7      1.7       2.9
  Non-cash stock-based
   compensation              0.4      0.4      0.4      0.4       0.4
                        --------- -------- -------- -------- ---------
    Total proforma
     adjustments            (2.7)    (3.4)    (2.6)    (3.4)     (5.0)
                        --------- -------- -------- -------- ---------
Operating loss             ($0.9)   ($2.0)   ($2.0)   ($2.8)    ($2.0)
                        ========= ======== ======== ======== =========

Proforma net income         $3.7     $1.4     $0.6     $0.5      $2.2
Proforma adjustments:
  Special charges and
   reorganization items      0.6      1.3      0.5      1.3       1.7
  Amortization of
   intangible assets         1.7      1.7      1.7      1.7       2.9
  Non-cash stock-based
   compensation              0.4      0.4      0.4      0.4       0.4
                        --------- -------- -------- -------- ---------
    Total proforma
     adjustments             2.7      3.4      2.6      3.4       5.0
                        --------- -------- -------- -------- ---------
Net income (loss)           $1.0    ($2.0)   ($2.0)   ($2.9)    ($2.8)
                        ========= ======== ======== ======== =========


Percentage of net sales on a GAAP basis

  Gross margin                50%      49%      47%      41%       46%
  Research and
   development                18%      17%      18%      15%       13%
  Selling, general and
   administrative
   (including stock
   comp)                      27%      28%      28%      25%       24%
  Operating
   income/(loss)             (3%)     (7%)     (8%)    (11%)      (7%)
  Net income/(loss)            4%     (8%)     (8%)    (12%)     (10%)


Other selected financial data

  Depreciation and
   amortization             $1.2     $1.4     $1.4     $1.5      $1.6
  Amortization of
   fresh-start
   intangibles               1.7      1.7      1.7      1.7       2.9
  Special charges and
   reorganization items      0.6      1.3      0.5      1.3       1.7
  Non-cash stock-based
   compensation              0.4      0.4      0.4      0.4       0.4
  Capital expenditures      $0.3     $0.3     $0.6     $0.7      $0.5

Net Sales

  Micrologic products      $19.1    $15.9    $14.7    $18.4     $19.7
  Other products             6.0      6.9      5.6      5.9       7.4
  Foundry services           1.6      3.2      5.4      0.9       2.3
                        --------- -------- -------- -------- ---------
  Total net sales          $26.7    $26.0    $25.7    $25.2     $29.4
                        ========= ======== ======== ======== =========

                                             As of
                        ----------------------------------------------
                        12/31/03  9/30/03  6/30/03  3/31/03  12/31/02
                        --------- -------- -------- -------- ---------

Selected Balance Sheet Data

Cash and cash
 equivalents               $22.0    $22.0    $21.4    $23.0     $29.4
Accounts receivable,
 net                        13.0     11.0     10.8     12.3      10.8
Inventories                  9.6      9.9      9.6      9.8      10.6
Total current assets        48.4     45.6     44.6     48.4      54.2
Short-term debt              5.0      5.0      5.0      5.0       6.9
Total current
 liabilities                27.4     27.9     27.3     30.1      35.1


Selected Key Indices

  Days sales
   outstanding                44       38       38       44        33
  Net sales to inventory
   ratio (annualized)       11.1     10.5     10.7     10.3      11.1
  Weeks of inventory at
   distributors               14       11       11       11        11
  Current ratio              1.8      1.6      1.6      1.6       1.5




                             ZiLOG, INC.
      UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (in millions except per share data)



                                               Successor Company
                                         -----------------------------
                                         Three Months Ended    Year
                                             December 31,      Ended
                                         -------------------
                                                             Dec. 31,
                                             2003      2002     2003
                                         --------- --------- ---------

Net sales                                   $26.7     $29.5    $103.6
Cost of sales                                13.2      15.8      55.2
Cost of sales - fresh-start inventory
 adjustment                                     -         -         -
                                         --------- --------- ---------
Gross margin                                 13.5      13.7      48.4
Operating expenses:
  Research and development                    4.9       3.9      18.0
  Selling, general and administrative         7.2       7.2      27.6
  Special charges and reorganization
   items                                      0.6       1.7       3.8
  Amortization of fresh-start intangible
   assets                                     1.7       2.9       6.8
  In-process research and development           -         -         -
                                         --------- --------- ---------
    Total operating expenses                 14.4      15.7      56.2
                                         --------- --------- ---------
Operating  income (loss)                     (0.9)     (2.0)     (7.8)
                                         --------- --------- ---------

Other income (expense):
  Fresh-start adjustments                       -         -         -
  Net gain on discharge of debt                 -         -         -
  Interest income                             0.1       0.1       0.3
  Interest expense                           (0.1)     (0.1)     (0.4)
  Other, net                                  0.3         -       0.5
                                         --------- --------- ---------
Income (loss) before reorganization
 items and provision for income taxes        (0.6)     (2.0)     (7.4)
Reorganization items                            -         -         -
Provision (benefit) for income taxes         (1.6)      0.8      (1.5)
                                         --------- --------- ---------
Net Income (loss)                            $1.0     $(2.8)    $(5.9)
                                         ========= ========= =========
Preferred stock dividends accrued               -         -         -
                                         --------- --------- ---------
Net income (loss) attributable to common
 stockholders                                $1.0     $(2.8)    $(5.9)
                                         ========= ========= =========

Basic net income (loss) per share           $0.03    $(0.10)   $(0.21)
                                         ========= ========= =========
Weighted-average shares used in
 computing basic net income (loss) per
 share                                       28.6      28.7      28.6
                                         ========= ========= =========
Diluted net income (loss) per share         $0.03    $(0.10)   $(0.21)
                                         ========= ========= =========
Weighted-average shares used in
 computing diluted net income (loss) per
 share                                       29.8      28.7      28.6
                                         ========= ========= =========



                                             Successor    Predecessor
                                              Company       Company
                                           ------------- -------------
                               Combined    Eight months   Four Months
                              Year Ended       Ended         Ended
                             Dec. 31, 2002 Dec. 31, 2002 Apr. 30, 2002
                             ------------- ------------- -------------

Net sales                          $139.6         $93.6         $46.0
Cost of sales                        77.3          51.2          26.1
Cost of sales - fresh-start
 inventory adjustment                 3.9           3.9             -
                             ------------- ------------- -------------
Gross margin                         58.4          38.5          19.9
Operating expenses:
  Research and development           17.9          11.1           6.8
  Selling, general and
   administrative                    33.4          22.6          10.8
  Special charges and
   reorganization items               9.7           2.8           6.9
  Amortization of fresh-
   start intangible assets            7.9           7.9             -
  In-process research and
   development                       18.7          18.7             -
                             ------------- ------------- -------------
    Total operating expenses         87.6          63.1          24.5
                             ------------- ------------- -------------
Operating  income (loss)            (29.2)        (24.6)         (4.6)
                             ------------- ------------- -------------

Other income (expense):
  Fresh-start adjustments            83.7             -          83.7
  Net gain on discharge of
   debt                             205.7             -         205.7
  Interest income                     0.3           0.2           0.1
  Interest expense                   (5.5)         (0.5)         (5.0)
  Other, net                          0.6           0.5           0.1
                             ------------- ------------- -------------
Income (loss) before
 reorganization items and
 provision for income taxes         255.6         (24.4)        280.0
Reorganization items                  4.0             -           4.0
Provision (benefit) for
 income taxes                         1.7           1.6           0.1
                             ------------- ------------- -------------
Net Income (loss)                  $249.9        $(26.0)       $275.9
                             ============= ============= =============
Preferred stock dividends
 accrued                              1.9             -           1.9
                             ------------- ------------- -------------
Net income (loss)
 attributable to common
 stockholders                      $248.0        $(26.0)       $274.0
                             ============= ============= =============
Basic net income (loss) per
 share                                           $(0.91)
                                           =============
Weighted-average shares used
 in computing basic net
 income (loss) per share                           28.6
                                           =============

Diluted net income (loss)
 per share                                       $(0.91)
                                           =============
Weighted-average shares used
 in computing diluted net
 income (loss) per share                           28.6
                                           =============




                             ZiLOG, INC.
                UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in millions)

                                               Successor Company
                                         -----------------------------
                                         Dec. 31,  Sept. 30, Dec. 31,
                                             2003      2003      2002
                                         --------- --------- ---------

                 ASSETS

Current assets:
  Cash and cash equivalents                 $22.0     $22.0     $29.4
  Accounts receivable, less allowance for
   doubtful accounts of $0.3 at Dec. 31,
   2003, $0.4 at September 31, 2003 and
   $0.5 at December 31, 2002                 13.0      11.0      10.8
  Inventories                                 9.6       9.9      10.6
  Prepaid expenses and other current
   assets                                     3.8       2.7       3.4
                                         --------- --------- ---------
    Total current assets                     48.4      45.6      54.2
                                         --------- --------- ---------

MOD III assets held for sale                 30.0      30.0      30.0
Net property, plant and equipment            18.1      18.9      21.9
Goodwill                                     16.9      34.6      34.6
Intangible assets, net                       11.5      13.2      18.3
Other assets                                  9.0       8.0       9.8
                                         --------- --------- ---------
                                           $133.9    $150.3    $168.8
                                         ========= ========= =========

    LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS' EQUITY

Current liabilities:
  Short-term debt                            $5.0      $5.0      $6.9
  Accounts payable                            8.6       8.9      10.2
  Income taxes payable                          -       1.3         -
  Accrued compensation and employee
   benefits                                   3.7       4.1       7.4
  Other accrued liabilities                   2.7       3.1       3.2
  Deferred income on shipments to
   distributors                               7.4       5.5       7.4
                                         --------- --------- ---------
    Total current liabilities                27.4      27.9      35.1
                                         --------- --------- ---------

Deferred income taxes                         9.9      18.5      22.4
Other non-current liabilities                 5.9      14.5      14.5
                                         --------- --------- ---------
    Total liabilities                        43.2      60.9      72.0
                                         --------- --------- ---------

Minority interest in MOD III assets          30.0      30.0      30.0

Stockholders' equity:
  Common stock                                0.3       0.3       0.3
  Deferred stock compensation                (2.0)     (2.4)     (4.6)
  Additional paid-in capital                 96.2      96.1      97.1
  Treasury stock                             (1.9)     (1.8)        -
  Accumulated deficit                       (31.9)    (32.8)    (26.0)
                                         --------- --------- ---------
    Total stockholders' equity               60.7      59.4      66.8
                                         --------- --------- ---------
Total liabilities and stockholders'
 equity                                    $133.9    $150.3    $168.8
                                         ========= ========= =========




                             ZILOG, INC.
             UNAUDITED CONDENSED CONSOLIDATED CASH FLOWS
                            (in millions)


                                         Successor Company
                             -----------------------------------------
                             Three Months      Year      Combined Year
                                 Ended         Ended         Ended
                             Dec. 31, 2003 Dec. 31, 2003 Dec. 31, 2002
                             ------------- ------------- -------------

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income (loss)                    $1.0         ($5.9)       $249.9
Adjustments to reconcile net
 income (loss) to net cash
 used by operating
 activities:
  In-process research and
   development                          -             -          18.7
  Net gain on discharge of
   debt                                 -             -        (205.7)
  Fresh-start non-cash
   adjustments                          -             -         (87.9)
  Loss on sales of fixed
   assets                               -             -           0.1
  Amortization of fresh-
   start intangible assets            2.9          12.3          14.8
  Impairment of equity
   investment                           -           0.2             -
  Impairment of long lived
   assets                               -           0.2           2.7
  Stock-based compensation            0.4           1.5           3.0
Changes in operating assets
 and liabilities:
  Accounts receivable                (2.0)         (2.2)          5.8
  Inventories                         0.3           1.1           6.8
  Prepaid expenses and other
   current and noncurrent
   assets                            15.6          17.3          (8.4)
  Accounts payable                   (0.4)         (1.6)         (1.9)
  Accrued compensation and
   employee benefits                 (0.5)         (3.8)         (1.5)
  Other accrued liabilities,
   other non-current
   liabilities, deferred
   income on shipments to
   distributors and deferred
   income taxes                     (16.9)        (21.5)         12.9
                             ------------- ------------- -------------
    Net cash provided (used)
     by operations before
     reorganization items             0.4          (2.4)          9.3
Reorganization items -
 professional fees paid                 -             -          (2.3)
                             ------------- ------------- -------------
    Net cash provided (used)
     by operating activities          0.4          (2.4)          7.0


CASH FLOWS FROM INVESTING ACTIVITIES:

  Capital expenditures               (0.3)         (1.9)         (2.3)
                             ------------- ------------- -------------
    Cash used by investing
     activities                      (0.3)         (1.9)         (2.3)


CASH FLOWS FROM FINANCING ACTIVITIES:

  Repayments of short-term
   debt                                 -          (1.9)         (5.9)
  Proceeds from sales
   (redemptions) of common
   stock, net of repurchases         (0.1)         (1.2)         (0.1)
                             ------------- ------------- -------------
    Cash used by financing
     activities                      (0.1)         (3.1)         (6.0)
                             ------------- ------------- -------------
Increase (decrease) in cash
 and cash equivalents                   -          (7.4)         (1.3)
Cash and cash equivalents at
 beginning of period                 22.0          29.4          30.7
                             ------------- ------------- -------------
Cash and cash equivalents at
 end of period                      $22.0         $22.0         $29.4
                             ============= ============= =============

Supplemental disclosure for:
  Interest paid during the
   period                            $0.1          $0.4          $0.9
  Income taxes paid during
   the period                        $0.1          $1.8          $0.4



                                           Successor     Predecessor
                                            Company        Company
                                         -------------- --------------
                                          Eight months   Four Months
                                             Ended          Ended
                                         Dec. 31, 2002  April 30, 2002
                                         -------------- --------------

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income (loss)                               ($26.0)        $275.9
Adjustments to reconcile net income
 (loss) to net cash used by operating
 activities:
  In-process research and development             18.7              -
  Net gain on discharge of debt                      -        ($205.7)
  Fresh-start non-cash adjustments                (4.2)         (83.7)
  Loss on sales of fixed assets                    0.1              -
  Amortization of fresh-start intangible
   assets                                         12.3            2.5
  Impairment of equity investment                    -              -
  Impairment of long lived assets                    -            2.7
  Stock-based compensation                         2.9            0.1
Changes in operating assets and
 liabilities:
  Accounts receivable                              3.7            2.1
  Inventories                                      3.9            2.9
  Prepaid expenses and other current and
   noncurrent assets                              (8.5)           0.1
  Accounts payable                                (1.8)          (0.1)
  Accrued compensation and employee
   benefits                                        0.3           (1.8)
  Other accrued liabilities, other non-
   current liabilities, deferred
   income on shipments to distributors
   and deferred income taxes                      13.1           (0.2)
                                         -------------- --------------
    Net cash provided (used) by
     operations before reorganization
     items                                        14.5           (5.2)
Reorganization items - professional fees
 paid                                                -           (2.3)
                                         -------------- --------------
    Net cash provided (used) by
     operating activities                         14.5           (7.5)


CASH FLOWS FROM INVESTING ACTIVITIES:

  Capital expenditures                            (1.3)          (1.0)
                                         -------------- --------------
    Cash used by investing activities             (1.3)          (1.0)


CASH FLOWS FROM FINANCING ACTIVITIES:

  Repayments of short-term debt                   (2.5)          (3.4)
  Proceeds from sales (redemptions) of
   common stock, net of repurchases               (0.1)             -
                                         -------------- --------------
    Cash used by financing activities             (2.6)          (3.4)
                                         -------------- --------------

Increase (decrease) in cash and cash
 equivalents                                      10.6          (11.9)
Cash and cash equivalents at beginning
 of period                                        18.8           30.7
                                         -------------- --------------
Cash and cash equivalents at end of
 period                                          $29.4          $18.8
                                         ============== ==============

Supplemental disclosure for:
  Interest paid during the period                 $0.4           $0.5
  Income taxes paid during the period             $0.3           $0.1

    CONTACT: ZiLOG, Inc.
             Diana Vincent, 408-558-8428 (Corporate Communications) dvincent@ZiLOG.com
             Jonathan Lee, 408-558-8500 (Investor Relations)